EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the use in this Registration Statement on Form S-8 of our report dated April 12, 2007 relating to the financial statements of GS CleanTech Corporation for the years ended December 31, 2006 and 2005.

                               /s/ Rosenberg Rich Baker Berman & Company
                                   -------------------------------------
                                   Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
April 23, 2007